Exhibit 32.2

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Tony Langford, Chief Financial Officer of Home School Holdings, Inc. (the “Company”), hereby certify to my knowledge that:

(1)

The Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2010 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

HOME SCHOOL HOLDINGS, INC.	/s/ Tony Langford
(Registrant)	Tony Langford
Chief Financial Officer
(Principal Accounting Officer)

Dated: May 24, 2010